Share-Based Compensation (Share-based Compensation Allocated from Sohu's 2000 Stock Incentive Plan, Restricted Stock Unit Activity) (Details) (Sohu's 2000 Stock Incentive Plan [Member], Restricted share units [Member], Employees of Predecessor Operations and employees of business associated with 17173.com Website [Member], USD $)
In Thousands, except Per Share data, unless otherwise specified
12 Months Ended
Dec. 31, 2014
Sohu's 2000 Stock Incentive Plan [Member] | Restricted share units [Member] | Employees of Predecessor Operations and employees of business associated with 17173.com Website [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Number of Units, Unvested, Beginning balance	3
Number of Units, Vested	(3)
Number of Units, Forfeited	0
Number of Units, Unvested, Ending balance	0
Number of Units, Expected to vest thereafter	0
Weighted-Average Grant-Date Fair Value, Unvested, Beginning balance	$ 61.27
Weighted-Average Grant-Date Fair Value, Vested	$ 61.27